Supplement to the prospectuses for:

CompleteSM Variable Life Insurance
A Patented FutureSystem™ Life Model Design.

CompleteSM Advisor Variable Life Insurance
A Patented FutureSystem™ Life Model Design.

Supplement dated January 4, 2017
to Prospectuses dated May 1, 2012 as supplemented

Effective December 31, 2016, Calvert Research and Management is the investment advisor to the Calvert portfolios, replacing Calvert Investment Management, Inc. All references in the prospectuses to Calvert Investment Management, Inc. are replaced with Calvert Research and Management.